UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2022

LIBERTY ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On August 12, 2022, Liberty Energy Inc. (the “Company”), Liberty Oilfield Services New Holdco LLC, R/C IV Non-U.S. LOS Corp, Liberty Oilfield Services LLC, other subsidiaries of the Company, U.S. Bank National Association, as administrative agent, and other lenders entered into that certain Sixth Amendment to Credit Agreement (the “Sixth Amendment”). The Sixth Amendment further amends the credit agreement originally entered into by the parties on September 19, 2017, as amended prior to August 12, 2022, which governs the Company’s term loan credit facility (the “Original Credit Agreement”).
The Sixth Amendment amends certain terms, provisions and covenants of the Original Credit Agreement, including, among other things: (i) a wavier of the fixed charge coverage ratio requirements for up to $100,000,000 of restricted payments made in connection with the Company’s 2022 stock repurchase program for its common stock; (ii) the addition of a minimum liquidity requirement of $150,000,000 in order to make selected restricted payments, including those made under the 2022 stock repurchase program; (iii) the modification of certain covenant and reporting-related terms, including an increase in the allowance for permitted purchase money indebtedness from $50,000,000 to $70,000,000; (iv) the addition of a prepayment premium of 1% through the first anniversary of the Sixth Amendment effective date; and (v) the addition and modification of several provisions to replace the London Interbank Offered Rate (LIBOR) with the secured overnight financing rate (SOFR) as an interest rate benchmark.
The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*
Sixth Amendment to Credit Agreement, dated August 12, 2022, by and among Liberty Oilfield Services LLC, Liberty Energy Inc., Liberty Oilfield Services New Holdco LLC, R/C IV Non-U.S. LOS Corp, LOS Cibolo RE Investments, LLC, LOS Odessa RE Investments, LLC, ST9 Gas and Oil LLC, Freedom Proppant LLC, LOS Kermit LLC, LOS Leasing Company LLC, Proppant Express Solutions, LLC, U.S. Bank National Association, as Administrative Agent, and the lenders signatory thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ENERGY INC.

Dated: August 17, 2022	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary